EXHIBIT 4.1

[Form of certificate representing common stock]

Number	Shares of Common Stock, par value $0.01 per share

[LOGO]

SAXON REIT, INC.

Incorporated Under the Laws of the State of Maryland

See Reverse for Important Notice on

Transfer Restrictions and Other Information

This is to certify that                                                   is the owner of                                                       fully paid and non-assessable shares of the common stock, $0.01 par value, of Saxon REIT, Inc. (the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and the Bylaws of the Corporation and all amendments thereto (copies of which are on file at the office of the Corporation), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Richard D. Shepherd	[SEAL]	/s/ Michael L. Sawyer
Secretary		Chief Executive Officer and President

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER &

TRUST COMPANY (New York, NY)

TRANSFER AGENT AND REGISTRAR

By:

THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF CAPITAL STOCK OF MORE THAN ONE CLASS, CONSISTING OF COMMON STOCK AND ONE OR MORE CLASSES OF PREFERRED STOCK. THE BOARD OF DIRECTORS IS AUTHORIZED TO DETERMINE THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF ANY CLASS OF THE PREFERRED STOCK BEFORE THE ISSUANCE OF SHARES OF SUCH CLASS OF PREFERRED STOCK. THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER OF THE CORPORATION UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE CORPORATION’S ARTICLES OF INCORPORATION, AS AMENDED, AND A FULL STATEMENT OF (1) THE DESIGNATIONS AND ANY REFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE; AND (2) IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, A FULL STATEMENT OF (A) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT THEY HAVE BEEN SET; AND (B) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. REQUESTS FOR SUCH WRITTEN STATEMENT MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

THE SHARES OF CAPITAL STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR THE PURPOSE OF THE CORPORATION’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THESE RESTRICTIONS ARE SET FORTH IN THE CORPORATION’S ARTICLES OF INCORPORATION, AS AMENDED, AND BYLAWS, AS AMENDED, COPIES OF WHICH WILL BE FURNISHED TO EACH STOCKHOLDER ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH WRITTEN STATEMENT MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common	UNIF GIFTS MIN ACT

TEN ENT – as tenants by their entireties	Custodian (Cust) (Minor)
JT TEN – as joint tenants with right of survivorship and not as tenants in common	Under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                                       hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.